Revenue and Receivables - Summary of Contract Assets Net, Recognized in Condensed Consolidated Balance Sheets (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Jan. 01, 2022 [1]	Dec. 31, 2021	Dec. 31, 2020
Revenue from contract with customer and receivables [Abstract]
Contract assets, gross	$ 3,685	$ 2,757
Allowance for credit losses	(76)	(82)
Contract asset, net	$ 3,609	$ 2,675	$ 2,757	$ 1,859

[1]	Balances reflected are subsequent to the adoption of CECL on January 1, 2022.